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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 27, 2005 (September
                                                 ------------------------------
21, 2005)
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                      ENGINEERED SUPPORT SYSTEMS, INC.
----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


        MISSOURI                      0-13880                    43-1313242
(State of Incorporation)       (Commission File No.)           (IRS Employer
                                                             Identification No.)


201 Evans Lane, St. Louis, Missouri                                 63121
(Address of principal executive officer)                          (Zip Code)


Registrant's telephone number including area code: (314) 553-4000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01         Entry into a Material Definitive Agreement.

         On September 21, 2005, Engineered Support Systems, Inc., a Missouri corporation ("ESSI"), entered into a merger agreement (the "Merger Agreement") with DRS Technologies, Inc., a Delaware corporation ("DRS"), and Maxco, Inc., a Missouri corporation and a direct wholly-owned subsidiary of DRS ("Maxco"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Maxco will merge with and into ESSI, with ESSI continuing as the surviving corporation and a direct wholly-owned subsidiary of DRS (the "Merger").

         The Merger Agreement further provides that, at the effective time, each share of ESSI common stock, par value $0.01 per share (the "ESSI Stock"), will be converted into the right to receive $43.00 per share through a combination of cash and DRS common stock, par value $0.01 per share (the "DRS Stock"), subject to a collar. For each of their shares of ESSI Stock, ESSI's shareholders will be entitled to receive (1) $30.10 in cash and (2) a fraction of a share of DRS Stock equal to an exchange ratio as set forth in the Merger Agreement, which shall be determined as follows:
(a) if the average closing price of the DRS Stock for ten trading days prior to the closing of the Merger (the "DRS Average Stock Value") is $57.20 or greater, the exchange ratio shall be 0.2255; (b) if the DRS Average Stock Value is less than $57.20 but greater than $46.80, the exchange ratio shall be the quotient, calculated to the nearest one-ten thousandth, resulting from dividing $12.90 by the DRS Average Stock Value; and (c) if the DRS Average Stock Value is $46.80 or less, the exchange ratio shall be 0.2756.

         Both DRS and ESSI have made customary representations, warranties and covenants in the Merger Agreement. The Merger Agreement also contains customary conditions, including approval of the Merger Agreement by holders of at least two-thirds of the outstanding ESSI Stock; approval of the issuance of DRS Stock by a majority of the total votes cast in a vote by DRS stockholders, in which the total vote cast on the matter represents over 50% in interest of all DRS Stock entitled to vote on the matter; and completion of review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

         Total consideration for the Merger, including ESSI debt to be refinanced at closing, is estimated to be approximately $1.97 billion. The cash portion of the Merger consideration, together with the debt of ESSI to be refinanced, is estimated to be approximately $1.49 billion. Bear Stearns & Co., Inc. has provided committed financing necessary for DRS to consummate the Merger and for ongoing working capital needs. The Merger is expected to close before the end of DRS's current fiscal year on March 31, 2006.

         The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit
2.1 hereto, and is incorporated into this report by reference.

         On September 22, 2005, DRS and ESSI issued a joint press release announcing their entry into the Merger Agreement, which is filed as Exhibit
99.1 hereto, and is incorporated into this report by reference.

         Upon completion of the Merger, Gerald A. Potthoff, Chief Executive Officer and director, Gary C. Gerhardt, Chief Financial Officer and director, Daniel A. Rodrigues, President and Chief Operating Officer, and Michael Shanahan, Sr., non-executive Chairman and director, will be entitled to receive certain payments under preexisting contractual arrangements with ESSI. Pursuant to their employment agreements with ESSI, Messrs. Potthoff, Gerhardt and


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Rodrigues will be entitled to certain change of control benefits, including a lump sum cash payment in an amount equal to 2.99 times their average annual compensation for the prior five fiscal years of employment. ESSI's Board of Directors approved the recommendation of the Board's Compensation Committee that Michael Shanahan, Sr. receive a fee of $5 million upon consummation of the Merger pursuant to a Memorandum of Understanding dated April 30, 2005 entered into when Mr. Shanahan retired as ESSI's executive Chairman and executed a consulting agreement with ESSI.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This document contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. Such statements, including statements relating to DRS's and ESSI's expectations for future financial performance, are not considered historical facts and are considered forward-looking statements under the federal securities laws. These statements may contain words such as "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions. These statements are not guarantees of the companies' future performance and are subject to risks, uncertainties and other important factors that could cause actual performance or achievements to differ materially from those expressed or implied by these forward-looking statements and include, without limitation, demand and competition for such companies' products and other risks or uncertainties detailed in such companies' Securities and Exchange Commission filings. Given these uncertainties, you should not rely on forward-looking statements. Such forward-looking statements speak only as of the date on which they were made, and the companies undertake no obligations to update any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT: DRS and ESSI intend to file with the Securities and Exchange Commission one or more registration statements on Form S-4 that will include a joint prospectus and proxy statement to stockholders of DRS and ESSI and other relevant documents in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF DRS AND ESSI ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DRS, ESSI AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of these materials (when they are available) and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission's web site at www.sec.gov. A free copy of the joint proxy statement/prospectus, when it becomes available, also may be obtained from Engineered Support Systems, Inc., 201 Evans Lane, St. Louis, MO 63121, Attn: Investor Relations, and from DRS Technologies, Inc., 5 Sylvan Way, Parsippany, NJ 07054, Attn:
Investor Relations. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by ESSI on its web site at http://www.engineeredsupport.com, and investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by DRS on its web site at http://www.drs.com. ESSI, DRS and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the proposed transaction. Information regarding DRS's directors and executive officers is available in its proxy statement filed with the Securities and Exchange Commission by DRS on June 30, 2005, and information regarding ESSI's directors and executive officers is available in its proxy statement filed with the Securities and Exchange Commission by Engineered Support Systems on January 31, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the joint proxy statement/prospectus and other relevant materials to be filed with the Securities and Exchange Commission when they become available.


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This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.


Item  9.01        Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number    Description
--------------    -----------

     2.1 Agreement and Plan of Merger, dated as of September 21, 2005, among Engineered Support Systems, Inc., DRS Technologies, Inc. and Maxco, Inc.

     2.2 Memorandum of Understanding, dated as of April 30, 2005, issued by Engineered Support Systems, Inc. to Michael F. Shanahan

     99.1 Press release, dated September 22, 2005, issued jointly by Engineered Support Systems, Inc. and DRS Technologies, Inc.








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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ENGINEERED SUPPORT SYSTEMS, INC.



Date:   September 27, 2005           BY: /s/  David D. Mattern
      ------------------------     --------------------------------------------
                                     David D. Mattern
                                     Secretary and General Counsel







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                                EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

     2.1 Agreement and Plan of Merger, dated as of September 21, 2005, among Engineered Support Systems, Inc., DRS Technologies, Inc. and Maxco, Inc.

     2.2 Memorandum of Understanding, dated as of April 30, 2005, issued by Engineered Support Systems, Inc. to Michael F. Shanahan

     99.1 Press release, dated September 22, 2005, issued jointly by Engineered Support Systems, Inc. and DRS Technologies, Inc.